SUPPLEMENT DATED DECEMBER 1, 2003 TO

                        PROSPECTUS DATED MAY 1, 2003 FOR

    LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                   ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY

                 THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT - 4

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. The second paragraph of "Sub-Account Portfolio Transfers" under "The Policy" is amended as follows:

   You will be able to submit transfer requests among the Sub-Account portfolios in writing by U.S. mail. On a daily basis, we will group transfer requests into transfer events. A "transfer event" is any Valuation Period on which allocations are moved between investment options, regardless of the quantity of reallocations. For example, if you move the Policy's Cash Value between 20 Sub-Account portfolios in one day, the entire reallocation only counts as one transfer event. Transfer events include transfers made pursuant to any asset rebalancing program you have elected. For more information, see "Asset Rebalancing," beginning on page
   28. With the first 20 transfer events of a calendar year, you may choose to submit transfer requests over the telephone, or via the Internet. Afterwards, you must submit all transfer requests in writing by U.S. mail. We will process a transfer at the end of the Valuation Period on which we receive your request.

2. "Dollar Cost Averaging" under "To Allocate Net Premium And Sub-Account Valuation" is amended as follows:

   You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time. The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high. There is no charge for dollar cost averaging.

3. The second paragraph of "Guaranteed Policy Continuation Provision" under "Lapse" is amended as follows:

   There are two levels of guarantees: a guarantee that the policy will not Lapse for a limited period of time (until the younger Insured reaches Attained Age 75); and a lifetime guarantee (until the younger Insured reaches attained Age 100). The required monthly Premium amounts are stated on the Policy Data Page. The limited guarantee has two periods or stages with different required monthly Premium amounts. We will determine these amounts based upon the ages, sexes, risk classifications, the Specified Amount, and any options or Riders you have elected.